Principal Changes in Scope of Consolidation in the Period and Amendments to Principal Agreements	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Principal Changes in Scope of Consolidation in the Period and Amendments to Principal Agreements

B.1. PRINCIPAL CHANGES IN SCOPE OF CONSOLIDATION IN THE PERIOD AND AMENDMENTS TO PRINCIPAL AGREEMENTS

B.1.1. Principal changes in scope of consolidation
Acquisition of Provention Bio, Inc.
On March 13, 2023, Sanofi entered into a merger agreement with Provention Bio, Inc. (“Provention”), a US-based publicly traded biopharmaceutical company developing therapies to prevent and intercept immune-mediated diseases including type 1 diabetes. Under the terms of the agreement, Sanofi acquired the outstanding shares of Provention common stock for $25.00 per share in an all-cash transaction valued at approximately $2.8 billion.
The acquisition of Provention was completed on April 27, 2023, with Sanofi holding all of the shares of Provention on expiration of the tender offer.
Sanofi elected to apply the optional test to identify concentration of fair value under paragraph B7A of IFRS 3. The transaction was accounted for as an acquisition of a group of assets, given that the principal asset (teplizumab-mzwv, commercialized in the United States under the name TZIELD®) concentrates substantially all of the fair value of the acquired set of activities and assets.
Under the terms of a share purchase agreement entered into by Sanofi and Provention in February 2023, Sanofi already held an equity interest in Provention Bio, Inc., representing approximately 3% of Provention’s share capital. On the date Sanofi obtained control of Provention Bio, Inc., that equity interest was remeasured at a price of $25.00 per share, representing a total amount of $68 million. The impact of the remeasurement was recognized in Other comprehensive income.
The acquisition price for the shares not already held was $2,806 million. Out of the total price (including the fair value of the shares already held), $2,839 million was allocated to TZIELD® and recognized within Other intangible assets in accordance with IAS 38. The difference between that amount and the acquisition price corresponds to the other assets acquired and liabilities assumed as part of the transaction. The transaction also ended the obligation for Provention to pay future royalties to Sanofi, which was valued at $210 million.
The impact of this acquisition as reflected within the line item Acquisitions of consolidated undertakings and investments accounted for using the equity method in the consolidated statement of cash flows is a net cash outflow of $2,722 million.

B.1.2. Amendments to principal agreements
Agreements on the commercialization of Beyfortus™ (nirsevimab, previously MEDI8897) in the US
On March 1, 2017, Sanofi and AstraZeneca entered into an agreement to develop and commercialize a monoclonal antibody (MEDI8897, nirsevimab) for the prevention of Respiratory Syncytial Virus (RSV) associated illness in newborns and infants.
Under the terms of the agreement, Sanofi has made an upfront payment of €120 million in March 2017, a development milestone payment of €30 million in the third quarter of 2019, and a regulatory milestone payment of €25 million associated with the approval of Beyfortus™ (nirsevimab) by the EMA in Europe in November 2022. Sanofi may pay up to €440 million contingent on attainment of specified regulatory and sales objectives.
The agreement also specifies that AstraZeneca is responsible for development and manufacturing, and Sanofi for commercialization. Sanofi consolidates the sales and cost of sales (purchases of finished products from AstraZeneca), and shares the Alliance’s commercial profits (i) 50/50 in major territories and (ii) based on 25% of net sales in other territories. The share of commercial profits and losses due to or from AstraZeneca is recognized as a component of operating income, within the line items Other operating income or Other operating expenses. In addition, Sanofi and AstraZeneca share development costs 50/50, with Sanofi’s portion recognized within the income statement line item Research and development expenses.
On April 9, 2023, Sanofi and AstraZeneca simplified their contractual agreements for the development and commercialization of Beyfortus™ (nirsevimab) in the US. Sanofi thereby obtained control of all commercial rights to Beyfortus™ (nirsevimab) in the US, and ended the sharing of commercial profits between the two partners in that territory. In accordance with IAS 38, Sanofi has recognized an intangible asset of €1,632 million for the fair value of the additional US rights. On the same date, AstraZeneca and Sobi ended their participation agreement, signed in 2018, which transferred the economic rights for US territory to Sobi.
Sanofi simultaneously entered into an agreement with Sobi relating to direct royalties on US net sales of Beyfortus™ (nirsevimab). As regards that agreement, on April 9, 2023 Sanofi recognized a financial liability, presented within the line items Other non-current liabilities (in an amount of €1,609 million) and Other current liabilities (in an amount of €23 million). That liability is classified as a financial liability at amortized cost under IFRS 9. Other than royalty payments, subsequent movements in the liability comprise (i) the unwinding of discount and (ii) changes in estimates of future cash outflows for royalty payments. Those movements will be recognized in the income statement within net financial income/(expenses) in accordance with paragraph B5.4.6 of IFRS 9.
For territories other than the US (except for China, which is now considered a “major market”, with profits/losses shared 50/50 with AstraZeneca), the existing agreement between AstraZeneca and Sanofi continues to govern the principal terms of the collaboration: Sanofi consolidates the sales and cost of sales, and shares the Alliance’s commercial profits with AstraZeneca.
In May 2023, data from the HARMONIE Phase IIIb study confirmed that nirsevimab prevents infant hospitalizations due to RSV with consistent and high efficacy.
Beyfortus™ (nirsevimab) was approved in Europe in November 2022, and in the United States on July 17, 2023.
The approval of Beyfortus™ (nirsevimab) in the United States will result in a €50 million remeasurement of the financial liability. That event is subsequent to June 30, 2023, and will not require any adjustment to the consolidated financial statements as of that date. It also triggers a regulatory milestone payment from Sanofi to AstraZeneca of €65 million (included in the total amount of €440 million as mentioned above), which will be recognized within Other intangible assets.